John Hancock Balanced Fund
John Hancock Global Opportunities Fund and
John Hancock Small Cap Intrinsic Value Fund (individually, the “Fund” or collectively, the “Funds”)
Supplement dated 2-13-13 to the Summary Prospectuses
Effective as of February 12, 2013, Timothy M. Malloy no longer serves as a portfolio manager of the Funds. Accordingly, all references to Timothy M. Malloy as a portfolio manager on the investment management teams of the Funds are removed from the Prospectuses and Statement of Additional Information for all share classes of the Funds.
The other portfolio managers of John Hancock Balanced Fund, Jeffrey N. Given, CFA and Roger C. Hamilton, continue to manage the Fund; the other portfolio managers of John Hancock Global Opportunities Fund, Christopher C. Arbuthnot, CFA and Roger C. Hamilton, continue to manage the Fund; and the other portfolio manager of John Hancock Small Cap Intrinsic Value Fund, Roger C. Hamilton, continues to manage the Fund.
You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.